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                                                                   EXHIBIT 10.1

                                2,500,000 SHARES
                          COOKER RESTAURANT CORPORATION

                                  COMMON SHARES

                             UNDERWRITING AGREEMENT

                                                                    May 7, 1996


MONTGOMERY SECURITIES
EQUITABLE SECURITIES CORPORATION
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California 94111

Dear Sirs:

1. Introductory. Cooker Restaurant Corporation, an Ohio corporation (the "Company"), proposes to issue and sell 2,500,000 of its authorized but unissued Common Shares, without par value (the "Common Shares"), to the underwriters named in Schedule A annexed hereto (the "Underwriters"). Said shares are herein referred to as the "Firm Common Shares." In addition, the Company proposes to grant to the Underwriters an option to purchase up to 375,000 additional Common Shares (the "Optional Common Shares") as provided in Section 4 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares, are hereinafter collectively referred to as the "Common Shares."

     You have advised the Company that the Underwriters propose to make a public offering of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in their judgment is advisable.

     The Company hereby confirms its agreement with respect to the purchase of the Common Shares by the Underwriters as follows:

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Underwriters that

         (a) A registration statement on Form S-3 (File No. 333-2635) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Company has met all of the eligibility requirements for the use of a registration statement on Form S-3. There have been delivered to the Underwriters two signed copies of such registration statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus have been delivered to each of the Underwriters in such reasonable quantities as each of them has requested. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further
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     amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised the Underwriters would be included or made therein.

     The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and any Registration Statement filed pursuant to Rule 462(b) of the Rules and Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment," or "supplement," with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

         (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or


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     supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances under which they were made; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof.

         (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio with requisite corporate power and authority to own, lease and operate its properties, to conduct the business in which it is engaged as described in the Prospectus, and to enter into this Agreement The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the assets or business affairs of the Company; and, to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting, or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         (d) The Company has no subsidiaries, and does not beneficially own more than 5% of any class of the equity securities issued by any other corporation.

         (e) The Company has an authorized and outstanding capital stock as set forth under the headings "Prospectus Summary - The Offering" and "Capitalization" in the Prospectus; the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof contained in the Prospectus and the documents incorporated by reference in the Prospectus. As of the respective Closing Dates (as hereinafter defined), the Company will have no outstanding preferred shares. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in or incorporated by reference in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted since March 31, 1996 under any of the Company's stock option plans described, or incorporated by reference, in the Prospectus. The description of the Company's outstanding stock options and other stock plans or arrangements and the options or other rights granted and exercised thereunder set forth in the Prospectus, in the documents incorporated by reference in the Prospectus or in the Company's 1996 Annual Meeting of Shareholders Proxy Statement, accurately and fairly present in all material respects the information required to be shown with respect to such options, plans, arrangements, and rights.

         (f) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly


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     authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus and the documents incorporated by reference in the Prospectus, good and marketable title thereto will pass to the Underwriters free and clear of any liens, security interests, adverse claims, equities or other encumbrances of any kind or character, except as may have been created by any Underwriter. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of any of the Common Shares by the Company pursuant to this Agreement. No shareholder of the Company has any right that has not been waived in writing to require the Company to register the sale of any shares owned by such shareholder under the Act in the public offering contemplated by this Agreement.

         (g) The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the validity and binding effect and enforcement of this Agreement may be limited by any applicable bankruptcy, reorganization, moratorium, or similar laws of general application, (ii) the availability of equitable remedies may be limited by principles of equity, whether considered in a proceeding at law or in equity, and (iii) the terms thereof may be limited by applicable securities laws and the policies embodied therein. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the Company's Amended and Restated Articles of Incorporation or Amended and Restated Code of Regulations and will not result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other material instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky laws and Canadian securities laws applicable to the public offering of the Common Shares by the Underwriters and the issuance of a no objection letter with respect to such offering by the National Association of Securities Dealers, Inc. (the "NASD").

         (h) Price Waterhouse LLP, who have expressed their opinion with respect to the Company's financial statements filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Prospectus and in the Registration Statement, are independent accountants as required by the Act and the Rules and Regulations.

         (i) The consolidated financial statements of the Company and the related notes thereto included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company as of the respective dates of such financial statements, and the results of operations and changes in financial position of the Company for the respective periods covered thereby. Such financial statements and related notes have been


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     prepared in accordance with generally accepted accounting principles applied on a consistent basis, except that all interim financial data shall be subject to normal year-end adjustments consistent with past practice. The Financial Statements and related notes thereto for the Company's fiscal years ended January 2, 1994, January l, 1995 and December 31, 1995, which are included in the Prospectus, have been audited and reported on by Price Waterhouse LLP, the Company's independent accountants. No other financial statements or schedules are required to be included in, or incorporated by reference in, the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Summary Financial Data," "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Prospectus. The financial information and statistical data set forth in the Prospectus under the captions "Use of Proceeds," "Price Range of Common Shares," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Principal Shareholders" are materially accurate.

         (j) The Company is not in violation or default of any provision of its Amended and Restated Articles of Incorporation or its Amended and Restated Code of Regulations. Except as disclosed in the Prospectus and except as to defaults that individually or in the aggregate would not have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company, the Company is not in breach of or default with respect to any provision of any judgment, decree or order, nor is it in breach of or default with respect to any provision of any material agreement, mortgage, deed of trust, lease, loan agreement, security agreement, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and, to the Company's knowledge, there does not exist any state of facts which constitutes an event of default on the part of the Company or which, with notice or lapse of time or both, would constitute such an event of default.

         (k) There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof; and the Company is not in breach of or default under any material provision of any such contract which would have a material adverse effect on the Company.

         (l) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best knowledge of the Company, threatened to which the Company is or may be a party or with respect to which material property owned or leased by the Company is or may be the subject, or related to environmental employment of aliens, sexual harassment or discrimination matters, which actions, suits or proceedings would, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, or results of operations of the Company, and no labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which would be expected to result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company. The Company is not a party to, or subject to the provisions of, any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.


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         (m) The Company has good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Prospectus (or as reflected or described in the Prospectus or documents incorporated by reference therein), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) construction or materialman's liens on properties or assets at Company restaurants under construction on the date of this Agreement so long as such liens are not placed of record;
     (ii) those, if any, reflected in such financial statements (or as described in the Prospectus or documents incorporated by reference therein), or (iii) those which do not materially and adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as do not have a material adverse effect on the business of the Company.
     Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted.

         (n) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus (i) the Company has not incurred any material liabilities or obligations, direct, indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company is not in default in the payment of principal or interest on any outstanding debt obligations, except such default as would not have a material adverse effect on the Company; (iv) there has not been any change in the capital stock or indebtedness material to the Company; and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company.

         (o) The Company has validly registered in the principal register with the U.S. Patent and Trademark Office the service mark "Cooker Bar and Grill(R)" and currently uses as an unregistered service mark the term "Cooker--" in combination with other words and designs, and, except as disclosed in the Prospectus, the Company has sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted; the Company has no knowledge of any infringement by the Company of trademarks, trade name rights, patent rights, mask works, copyrights, licenses, trade secret or other similar rights of others; the Company has no knowledge of any infringement by others of its trademarks, trade name rights, patent rights, mask works, copyrights, licenses, trade secrets or other similar rights that would be material to the business or financial condition of the Company; and there is no claim currently pending against the Company regarding trademark, trade name, patent right, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company.

         (p) Except as disclosed in the Prospectus, the Company has not been advised, and has no reason to believe, that either it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal employment, truth-in-advertising, licensing, discrimination, immigration, alcoholic beverage and


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     environmental laws and regulations, except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business or results of operations of the Company.

         (q) The Company has filed all federal, state and foreign income and franchise tax returns or extensions therefor required to be filed and has paid all taxes shown as due thereon except for taxes being contested in good faith with the Internal Revenue Service for which adequate reserves are in place in accordance with generally accepted accounting principles, as reflected in the financial statements and notes thereto contained, or incorporated by reference, in the Prospectus; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company which would materially and adversely affect the business, operations or properties of the Company.

         (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (s) The Company is not required to make, and following receipt of the proceeds from the sale of the Common Shares will not be required to make, any filing or to register under the Investment Company Act of 1940, as amended.

         (t) There is no proceeding pending or to the knowledge of the Company, threatened which seeks the revocation, suspension, termination or nonrenewal of any certificate, order, license, permit, easement, consent, waiver, approval franchise, grant, authorization or concession required to conduct the business of the Company as now conducted and which revocation, suspension, termination or nonrenewal would have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company.

         (u) The documents incorporated by reference in the Registration Statement and Prospectus comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and any additional documents deemed to be incorporated by reference in the Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and both the documents incorporated by reference in the Prospectus and any additional documents deemed to be incorporated by reference in the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

         (v) The Company has not taken and will not take, directly or indirectly, any action that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Common Shares.


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         (w) The Company does not conduct business with the Government of Cuba, or in Cuba, or with any Cuban business entity or enterprise.

3. Representations and Warranties of the Underwriters. The Underwriters represent and warrant to the Company that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of the offering and (ii) in the stabilization paragraph on the second page of the Prospectus and (iii) under "Underwriting" in the Prospectus furnished to the Company by the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus is correct in all material respects. The Company acknowledges that this information is the sole information furnished to the Company by the Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus, any Prospectus, or any amendment or supplement thereto.

4. Purchase, Sale and Delivery of Common Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters 2,500,000 Firm Common Shares, and the Underwriters agree, severally and not jointly, to purchase from the Company the number of Firm Common Shares set forth opposite their respective names in Schedule A hereto. The purchase price per share to be paid by the Underwriters to the Company shall be $13.145 per share.

     Delivery of the certificate(s) for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made by or on behalf of the Company to the Underwriters or to the account of Montgomery Securities, at the Depositary Trust Corporation, New York, New York ("DTC"), as the Underwriters may direct, for the respective accounts of the Underwriters. In the event certificates are delivered to the Underwriters other than through DTC, such delivery shall be made at the offices of Schwartz, Warren & Ramirez a Limited Liability Company ("Schwartz, Warren & Ramirez") (or such other place as may be agreed upon by the Company and the Underwriters). Delivery of certificates, whether through DTC or otherwise, shall be made at such time and date, not later than the third (or, if the Firm Common Shares are priced, as contemplated by Rule 15c6-1(c) promulgated under the Securities Exchange Act of 1934, as amended, after 4:30 p.m., Washington D.C. time, the fourth) full business day following the first date that any of the Firm Common Shares are released by the Underwriters for sale to the public, as the Underwriters shall designate (the "First Closing Date"); provided, however, that if the Prospectus is at any time prior to the First Closing Date recirculated to the public, the First Closing Date shall occur upon the later of the third or fourth, as the case may be, full business day following the first date that any of the Common Shares are released by the Underwriters for sale to the public or the date that is 48 hours after the date that the Prospectus has been so recirculated. The certificates for the Firm Common Shares shall be registered in such names and denominations as the Underwriters shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in New York, New York, as may be designated by the Underwriters. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. Payment by the Underwriters of the purchase price of the Firm Common Shares shall be made by wire transfer in federal funds to the Company's account at First Union National Bank of Tennessee, Account Number 2020000089229, bank routing number 064000059.


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     In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase up to 375,000 Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Common Shares. The options granted hereunder may be exercised at any time (but not more than once) within 30 days after the first date that any of the Firm Common Shares are released by the Underwriters for sale to the public upon notice by the Underwriters to the Company setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the options, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by the Underwriters, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the aggregate number of Optional Common Shares to be sold by the Company pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is 2,500,000 (subject to such adjustments to eliminate any fractional share purchases as the Underwriters in their discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in New York, New York, designated by the Underwriters. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased, as specified in this paragraph 4. At any time before lapse of the options, the Underwriters may cancel such options by giving written notice of such cancellation to the Company. If the options are canceled or expire unexercised in whole or in part, the Company will deregister under the Act the number of Optional Common Shares as to which the option has not been exercised.

     Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Firm Common Shares, and of the Optional Common Shares, if and to the extent that the Underwriters exercise their option to purchase Optional Common Shares, as soon after the effective date of the Registration Statement as in the judgment of the Underwriters is advisable and at the public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

5. Covenants of the Company. The Company covenants and agrees that

         (a) The Company will use its reasonable best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which the Underwriters have not been furnished with a copy a reasonable time prior to such filing or to which the Underwriters reasonably object in writing or which is not in compliance with the Act and the Rules and Regulations.

         (b) The Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or the Prospectus which in the Underwriters' judgment may be necessary or advisable to enable the several Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible. The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

         (c) If at any time within the nine-month period referred to in Section 10(a)(3) of the Act during which a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise the Underwriters thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its reasonable best efforts to cause the same to become effective as soon as possible; and, in case any Underwriter is required to deliver a prospectus after such nine-month period, the Company, upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

         (d) As soon as practicable, but not later than 45 days after the end of the first fiscal quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act.

         (e) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the nine-month period referred to in
     Section 10(a)(3) of the Act, will furnish to the Underwriters copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as the Underwriters may reasonably request, for the purposes contemplated by the Act.

         (f) The Company shall cooperate with the Underwriters and their counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions, and, in the case of jurisdictions in Canada, under Canadian securities laws, as the Underwriters designate, and will comply with such laws and continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriters promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or overt threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with the Underwriters' cooperation, will use its reasonable best efforts to obtain the withdrawal thereof.

         (g) During the period of three years hereafter, the Company will furnish to the Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report to Shareholders of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and
     (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Shares.

         (h) During the period of 120 days from the date of the Prospectus, without the prior written consent of Montgomery Securities (the giving or withholding of such written consent being in the sole discretion of Montgomery Securities), the Company will not issue, offer, sell grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Shares or other equity security, except for (i) the grant of options in the ordinary course of business pursuant to existing stock option plans, (ii) the issuance of Common Shares upon the exercise of outstanding options under such plans and (iii) the conversion into Common Shares of the Company's outstanding 6-3/4% Convertible Subordinated Debentures due 2002 solely as required under the terms of the Indenture relating to such debentures.

         (i) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

         (j) The Company will use its reasonable best efforts to qualify or register its Common Shares for sale in non-issuer transactions under (or obtain exemptions from the application

     of) the Blue Sky laws of the State of California (and thereby permit market making transactions and secondary trading in the Company's Common Shares in California), will comply with such Blue Sky laws and will use its reasonable best efforts to maintain such qualifications, registrations and exemptions in effect for a period of three years after the date hereof.

     The Underwriters may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

6. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder, including without limiting the generality of the foregoing, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Shares,
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution to the Underwriters and dealers of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Underwriters' Power of Attorney and the preliminary Blue Sky memorandum and final Blue Sky memorandum, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws and applicable Canadian securities laws, (vii) the filing fees incident to any required review by the NASD of the terms of sale of the Common Shares, and
(viii) all other fees, costs and expenses referred to in Item 14 of the Registration Statement. Except as provided in this Section 6, Section 8 and
Section 10 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws, Canadian securities laws and the Blue Sky memoranda and relating to review by the NASD referred to above).

7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company officers made pursuant to the provisions of this Agreement, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

         (a) The Registration Statement shall have become effective not later than 5:00 p.m., Washington D.C. time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the Underwriters' reasonable satisfaction.

     (b) The Underwriters shall be satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus,
     (i) there shall not have been any change in the capital stock (other than pursuant to the exercise of director, officer or employee stock options disclosed in the Registration Statement or Prospectus and outstanding as of the date of the Prospectus) of the Company or any material change in the indebtedness, (other than in the ordinary course of business) of the Company, (ii) except as set forth in or contemplated by the Registration Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company which is not in the ordinary course of business and which reasonably could be expected to result in a material reduction in the future earnings of the Company,
     (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained which materially and adversely affects the condition (financial or otherwise), business or results of operations of the Company, (iv) no legal or governmental action, suit or proceeding affecting the Company which could have a material adverse effect upon the Company, or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened in writing and (v) there shall not have been any material adverse change in the condition (financial or otherwise), business, management or results of operations of the Company which makes it impractical or inadvisable in the judgment of the Underwriters to proceed with the public offering or purchase of the Common Shares as contemplated hereby.

     (c) There shall have been furnished to the Underwriters on each Closing Date, in form and substance satisfactory to the Underwriters, the following documents and certificates:

     (i) An opinion of Schwartz, Warren & Ramirez, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, to the knowledge of such counsel is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and the Company has requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement;

          (2) The authorized capital stock of the Company was as set forth under the caption "Capitalization" in the Prospectus as of the dates stated therein; all necessary and proper corporate proceedings have been taken in order to validly authorize such authorized Common Shares and to validly issue such issued and outstanding

               Common Shares; all outstanding Common Shares (including the Firm Common Shares and Optional Common Shares, if any) have been duly authorized and have been (or as to the Firm Common Shares and the Optional Common Shares, if any, upon issuance payment and delivery as provided herein, will be) validly issued, are (or as to the Firm Common Shares and the Optional Common Shares, if any, upon issuance, payment and delivery as provided herein, will be) fully paid and nonassessable, are not (or will not be) issued in violation of any statutory preemptive rights, and to the knowledge of such counsel, are not (or will not be) issued in violation of any other preemptive rights or other similar rights to subscribe for or purchase any securities; neither the Amended and Restated Articles of Incorporation nor Amended and Restated Code of Regulations of the Company contain any restriction upon the voting or transfer of any of the shares of capital stock of the Company (including the Firm Common Shares and the Optional Common Shares), except such restrictions as may be imposed by federal, state or Canadian securities laws or as may be expressly described in the Prospectus;

          (3) The certificate(s), if any, evidencing the Common Shares to be delivered hereunder are in due and proper form under Ohio law; when the Firm Common Shares or the Optional Common Shares, as the case may be, are delivered to the Underwriters or to the order of the Underwriters against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, good and marketable title to such Common Shares will pass to the respective Underwriters, to such counsel's knowledge, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, claims or other defects of title whatsoever (except such as may have been created by any Underwriter), and such Common Shares will be duly authorized and validly issued, fully paid and nonassessable, will conform to the description thereof contained in the Prospectus, and will not have been issued in violation of or subject to any statutory preemptive rights and, to the knowledge of such counsel will not have been issued in violation of any other preemptive or other similar rights to subscribe for or purchase securities;

          (4) Except as disclosed or specifically described in the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments or obligations to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, other than options granted since March 31, 1996 to directors, officers and employees of the Company pursuant to its option plans described, or incorporated by reference, in the Prospectus or the Company's 1996 Annual Meeting of Shareholders Proxy Statement;

          (5) (a) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or overtly threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

               (b) The Registration Statement, the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other statistical data and schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; and

               (c) To such counsel's knowledge, there are no written license agreements, dealer agreements, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement, the Prospectus, or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required;

          (6) The Company has requisite corporate power and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the Underwriters; this Agreement has been duly authorized by all necessary corporate action by the Company, has been duly executed and delivered by and on behalf of the Company, and no approval authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body of the United States of America or the States of Ohio or Florida is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions described in this Agreement, except (i) such as have been obtained under the Act and (ii) such as may be required under applicable Blue Sky laws and applicable Canadian securities laws in connection with the purchase and distribution of the Common Shares by the Underwriters and the obtaining of a letter of no objection from the NASD with respect to such offering. as to which such counsel need express no opinion.

          (7) The execution and performance of this Agreement, the sale of the Common Shares and the consummation of the transactions herein described will not violate any of the provisions of the Amended and Restated Articles of Incorporation or Amended and Restated Code of Regulations of the Company, or, to such counsel's knowledge, result in the breach of or constitute, either by itself or upon notice or the passage of time or both, a default under any material written agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its property may be bound or affected, which is material to the Company, or, to such counsel's knowledge, violate any statute, judgment, decree, order, rule or regulation of any court or government body having jurisdiction over the Company or any of its property, except where such violation of such statute, judgment, decree, order, rule or regulation would not materially and adversely affect the Company (other than clearance by the NASD of the fairness of the underwriting arrangements and state securities or Blue Sky laws or Canadian securities laws and regulations as to which counsel need not express any opinion);

          (8) The Company is not in violation of its Amended and Restated Articles of Incorporation or Amended and Restated Code of Regulations;

          (9) To such counsel's knowledge, there are no legal actions, suits or governmental proceedings pending or threatened before any court or governmental agency, authority or body which are required to be described in the Prospectus that are not described as required;

          (10) To such counsel's knowledge, no holders of securities of the Company have rights that have not been waived in writing to the registration of Common Shares or other securities which would be required to be included in the Registration Statement filed by the Company or included in the offering contemplated thereby; and

          (11) No transfer taxes are required to be paid under the laws of the State of Ohio in connection with the sale and delivery of the Common Shares to the Underwriters hereunder.

          In rendering such opinion, such counsel may rely, as to matters of fact, on certificates of the officers of the Company and of governmental officials, in which case their opinion shall state that they are so doing and copies of such certificates are to be delivered to Underwriters and their counsel.

          In addition, such counsel shall state that they have participated in conferences with officers, employees and other representatives of the Company, counsel for the Underwriters, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers, employees and other representatives of the Company), no facts have come to such counsel's attention that lead them to believe that either the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, or the Prospectus as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other statistical data included in the Registration Statement or Prospectus.

     (ii) Such opinion or opinions of Locke Purnell Rain Harrell (A Professional Corporation), counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they reasonably may request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of the officers of the Company and governmental officials.

     (iii)A certificate of the Company executed by the Chairman of the Board and Chief Executive Officer or the President and the Chief Financial or Accounting Officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that

          (1)  The representations and warranties of the Company set forth in
               Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Dates, respectively;

          (2) To the best knowledge of such officers, the Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or overtly threatened under the Act;

          (3) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any Prospectus which has not been disclosed in such a supplement or amendment;

          (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company; no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; the Company has not entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which reasonably could be expected to result in a material reduction in the future earnings of the Company, or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or long-term debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or declared or made any other distribution, with respect to its outstanding capital stock payable to shareholders of record, except as disclosed in the Prospectus, on a date prior to the First Closing Date or Second Closing Date, as the case may be; and

          (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

     (iv) On the date before this Agreement is executed and also on the First Closing Date and the Second Closing Date, letters addressed to the Underwriters from Price Waterhouse LLP, independent accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance satisfactory to you.

     (v) On or before the First Closing Date, letters from each director and officer of the Company, in form and substance satisfactory to you, confirming that for a period of 120 days from the date of the Prospectus such person or entity will not directly or indirectly sell or offer to sell or otherwise dispose of any Common Shares or any right to acquire such shares without the prior written consent of Montgomery Securities, which consent may be withheld at the sole discretion of Montgomery Securities; provided that such persons may make gifts of the Common Shares so long as prior to such transfer the recipient of such gift executes and delivers to the Underwriters an agreement containing substantially the same terms as are contained in this subsection 7(v).

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriters and to Locke Purnell Rain Harrell (A Professional Corporation), counsel for the Underwriters. The Company shall furnish the Underwriters with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. Any certificate signed by any officer of the Company and delivered to the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at the election of the Underwriters will terminate upon notification by the Underwriters to the Company without liability on the part of any Underwriter or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof.

8. Reimbursement of Underwriters' Expenses. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to the termination provisions of Section 13 by reason of the inaccuracy of the representations and warranties of the Company set forth in this Agreement or the inaccuracy of the statements of Company officers made pursuant to the provisions of this Agreement or the failure of any other condition to the obligations of the Underwriters set forth in Section 7 hereof to be fulfilled, or if the sale to the Underwriters of the Common Shares at the First Closing Date is not consummated because of any refusal inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the sale of the Common Shares, including but not limited to reasonable fees and disbursements of Underwriters' counsel, printing expenses, travel expenses, postage, telecopy charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party, except that the provisions of this
Section 8, Section 6 and Section 10 shall at all times be effective and shall apply.

9. Effectiveness of Registration Statement. The Underwriters and the Company will use their respective best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

10. Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company by the Underwriters pursuant to Section 3 hereof; and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Common Shares concerned (or to the benefit of any person controlling such Underwriter) to the extent that any such loss, claim, damage, liability or expense of such Underwriter or controlling person results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of sale of such Common Shares to such person as required by the Act, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of noncompliance by the Company with its obligations under Section 6(e) hereof.

     (b) In addition to their other obligations under this Section 10 the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company herein or failure to perform the obligations of the Company hereunder, all as described in Section 10(a), the Company will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligations to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return such payment to the Company, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (c) Each Underwriter will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, or controlling person may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 3 hereof (which information is the sole information furnished to the Company by the Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus, any Prospectus, or any amendment or supplement thereto); and will reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, setting, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 10(c), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 10(c) which relates to information furnished to the Company pursuant to Section 3 hereof, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return such payment to the Underwriters, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise hereunder to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party of the commencement thereof and seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of Section 10(a), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) If the indemnification provided for in this Section 10 is required by its terms, but for any reason is held to be unavailable to or otherwise insufficient to hold harmless any indemnified party under paragraphs (a),
     (b), (c) or (d) in respect of any losses, claims, damages, liabilities or expenses as referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, then such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions or inaccuracies in their representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion, in the case of the Company as the total price paid to the Company for the Common Shares sold by it to the Underwriters (before deducting expenses), and in the case of Underwriters as the underwriting commissions received by them, bears to the total of such amounts paid to the Company and the amounts received by the Underwriters as underwriting commissions. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representations and/or warranty relates to the information supplied by the Company or the Underwriters and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (d) of this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (d) for the purposes of indemnification. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this subsection (e). Notwithstanding the provisions of this
     Section 10, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within a meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint

     (f) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in this Section 10, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the commercial arbitration rules of the American Arbitration Association. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in this Section 10 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of this Section 10. Notwithstanding the foregoing, it is a condition precedent to the right of any party to this Agreement to submit any such dispute or controversy to arbitration under this Section 10(f), that such party has submitted the question of the validity of the provisions of this Section 10 as a matter of law under the federal securities laws to the court in which the underlying actions for indemnification are being brought, or, if there is no such court, to the Federal District Court for the Southern District of New York and such court has made a determination of such question.

11. Default of Underwriters. It shall be a condition to this Agreement and the obligation of the Company to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of all such shares in accordance with the terms hereof. If any Underwriter defaults in its obligation to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares that such defaulting Underwriter agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated severally, in proportion to their respective commitments hereunder, to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated to purchase the Common Shares that such defaulting Underwriter agreed but failed to purchase on such Closing Date. If any Underwriter so defaults and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage and arrangements satisfactory to the Underwriters and the Company of such Common Shares for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriters or the Company (except for the expenses to be paid by the Company pursuant to Section 6 hereof and except to the extent provided in Section 10 hereof).

     In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Underwriters or the sellers of such Common Shares shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than three business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

12. Effective Date. This Agreement shall become effective at such time as the Registration Statement has become effective and you shall have released the Firm Common Shares for sale to the public; provided, however, that the provisions of Sections 6, 8, 10, 13 and 14 hereof shall at all times be effective. For the purposes of this Section 12, the Firm Common Shares shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to any of the Common Shares, or upon the release by the Underwriters of any of the Common Shares for sale to the public, whichever may occur first.

13. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

     (a) This Agreement may be terminated by the Company by notice to the Underwriters or by the Underwriters by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company to the Underwriters (except for the expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10) or of any Underwriter to the Company (except to the extent provided in Section 10).

     (b) This Agreement also may be terminated by the Underwriters prior to the First Closing Date or prior to the Second Closing Date, as the case may be, by notice to the Company (i) if additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the Nasdaq National Market or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the Nasdaq National Market or in the over the counter market by the NASD or the Commission, or a general banking moratorium shall have been established by federal New York, Ohio, Florida or California authorities, (ii) if an outbreak of hostilities or other national or international calamity or any material change in political, financial or economic conditions shall have occurred or shall have accelerated to such an extent that the effect on the financial markets shall in the judgment of the Underwriters, affect adversely the marketability of the Common Shares, (iii) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or the Prospectus or any document incorporated by reference into the Prospectus or which is not reflected in the Registration Statement or the Prospectus or any document incorporated by reference into the Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, or (iv) if there shall be any action, suit or proceeding pending or threatened, or there shall have been any development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the judgment of the Underwriters, may materially and adversely affect the business or earnings of the Company or makes it impracticable to offer or sell the Common Shares. Any termination pursuant to this subsection (b) shall be without liability on the part of the Underwriters to the Company or on the part of the Company to the Underwriters (except for expenses to be paid or reimbursed by the Company pursuant to Sections 6 or 8 hereof and except to the extent provided in Section 10).

14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company, or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

15. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telecopied or telegraphed and confirmed to the Underwriters at Montgomery Securities, 600 Montgomery Street, San Francisco, California 94111, Attention: General Counsel and Equitable Securities Corporation, 800 Nashville City Center, Nashville, Tennessee 37219, with a copy to Locke Purnell Rain Harrell (A Professional Corporation), 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201, Attention: Dan Busbee; and if sent to the Company shall be mailed, delivered or telecopied or telegraphed and confirmed to the Company at 5500 Village Blvd., West Palm Beach, Florida 33407,
Attention: G. Arthur Seelbinder, with a copy to Schwartz, Warren & Ramirez a Limited Liability Company, 41 South High Street, Columbus, Ohio 43215. The Company or the Underwriters may change the address for receipt of communications hereunder by giving notice to the other.

16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 10, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

17. Partial Unenforceability. The invalidity or unenforceability of any Section, subsection, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, subsection, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Ohio.

19. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This

Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriters.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and the Underwriters, all in accordance with its terms.

                                       Very truly yours,

                                       COOKER RESTAURANT CORPORATION

                                       By:  s/G. Arthur Seelbinder
                                          -------------------------------------

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written
by the undersigned Underwriters.

MONTGOMERY SECURITIES
EQUITABLE SECURITIES CORPORATION

By: MONTGOMERY SECURITIES

By:s/Karl Matthies
   -------------------------------
Its: Managing Director

                                   SCHEDULE A

                                                       Number of Firm Common
Name of Underwriter                                    Shares to be Purchased
- -------------------                                    ----------------------
Montgomery Securities                                         1,250,000
Equitable Securities Corporation                              1,250,000
                                                              ---------
     TOTAL                                                    2,500,000
                                                              =========